Public Service Enterprise Group Financial Results Presentation August 2, 2022 1st QUARTER 2022 NYSE: PEG 2nd QUARTER 2022 NYSE: PEG EXHIBIT 99.1

Certain of the matters discussed in this presentation about our and our subsidiaries’ future performance, including, without limitation, future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the words “anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K and subsequent reports on Form 10-Q and Form 8-K. These factors include, but are not limited to: any inability to successfully develop, obtain regulatory approval for, or construct transmission and distribution, and solar and wind generation projects; the physical, financial and transition risks related to climate change, including risks relating to potentially increased legislative and regulatory burdens, changing customer preferences and lawsuits; any equipment failures, accidents, critical operating technology or business system failures, severe weather events, acts of war, terrorism, sabotage, cyberattack or other incidents that may impact our ability to provide safe and reliable service to our customers; any inability to recover the carrying amount of our long-lived assets; disruptions or cost increases in our supply chain, including labor shortages; any inability to maintain sufficient liquidity or access sufficient capital on commercially reasonable terms; the impact of cybersecurity attacks or intrusions or other disruptions to our information technology, operational or other systems; the impact of the ongoing coronavirus pandemic; failure to attract and retain a qualified workforce; inflation, including increases in the costs of equipment, materials, fuel and labor; the impact of our covenants in our debt instruments on our business; adverse performance of our nuclear decommissioning and defined benefit plan trust fund investments and changes in funding requirements and pension costs; the failure to complete, or delays in completing, the Ocean Wind 1 offshore wind project and the failure to realize the anticipated strategic and financial benefits of this project; fluctuations in wholesale power and natural gas markets, including the potential impacts on the economic viability of our generation units; our ability to obtain adequate nuclear fuel supply; market risks impacting the operation of our nuclear generating stations; changes in technology related to energy generation, distribution and consumption and changes in customer usage patterns; third-party credit risk relating to our sale of nuclear generation output and purchase of nuclear fuel; any inability to meet our commitments under forward sale obligations; reliance on transmission facilities to maintain adequate transmission capacity for our nuclear generation fleet; the impact of changes in state and federal legislation and regulations on our business, including PSE&G’s ability to recover costs and earn returns on authorized investments; PSE&G’s proposed investment programs may not be fully approved by regulators and its capital investment may be lower than planned; the absence of a long-term legislative or other solution for our New Jersey nuclear plants that sufficiently values them for their carbon-free, fuel diversity and resilience attributes, or the impact of the current or subsequent payments for such attributes being materially adversely modified through legal proceedings; adverse changes in and non-compliance with energy industry laws, policies, regulations and standards, including market structures and transmission planning and transmission returns; risks associated with our ownership and operation of nuclear facilities, including increased nuclear fuel storage costs, regulatory risks, such as compliance with the Atomic Energy Act and trade control, environmental and other regulations, as well as financial, environmental and health and safety risks; changes in federal and state environmental laws and regulations and enforcement; delays in receipt of, or an inability to receive, necessary licenses and permits; and changes in tax laws and regulations. All of the forward-looking statements made in this presentation are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business, prospects, financial condition, results of operations or cash flows. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision. Forward-looking statements made in this presentation apply only as of the date of this presentation. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even in light of new information or future events, unless otherwise required by applicable securities laws. The forward-looking statements contained in this presentation are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-Looking Statements

PSEG presents Operating Earnings in addition to its Net Income/(Loss) reported in accordance with accounting principles generally accepted in the United States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income/(Loss). Non-GAAP Operating Earnings exclude the impact of returns (losses) associated with the Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting and material one-time items. The last two slides in this presentation (Slides A and B) include a list of items excluded from Net Income/(Loss) to reconcile to non-GAAP Operating Earnings with a reference to those slides included on each of the slides where the non-GAAP information appears. Management uses non-GAAP Operating Earnings in its internal analysis, and in communications with investors and analysts, as a consistent measure for comparing PSEG’s financial performance to previous financial results. The presentation of non-GAAP Operating Earnings is intended to complement, and should not be considered an alternative to, the presentation of Net Income/(Loss), which is an indicator of financial performance determined in accordance with GAAP. In addition, non-GAAP Operating Earnings as presented in this release may not be comparable to similarly titled measures used by other companies. Due to the forward-looking nature of non-GAAP Operating Earnings guidance, PSEG is unable to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure. Management is unable to project certain reconciling items, in particular MTM and NDT gains (losses), for future periods due to market volatility. GAAP Disclaimer From time to time, PSEG and PSE&G release important information via postings on their corporate Investor Relations website at https://investor.pseg.com. Investors and other interested parties are encouraged to visit the Investor Relations website to review new postings. You can sign up for automatic email alerts regarding new postings at the bottom of the webpage at https://investor.pseg.com or by navigating to the Email Alerts webpage here.

PSEG Q2 2022 Second Quarter Results – On track Net Income of $0.26 per share in Q2 2022 Non-GAAP Operating Earnings* of $0.64 per share in Q2 2022 PSE&G Net Income per share results flat in Q2 2022 vs. Q2 2021, rate base growth offset by August 2021 FERC ROE settlement CFIO non-GAAP Operating Earnings* reflect strong nuclear generation performance $500 Million Share Repurchase Program completed in May Operational Excellence PSE&G awarded EEI’s 2022 Edison Award, the electric utility industry's highest honor Nuclear operations achieved an average capacity factor of 95.1% for the first half of 2022 Disciplined Investment PSE&G invested ~$1.4 billion in the first half of 2022, as part of its full year $2.9 billion capital program investing in T&D infrastructure aligned with New Jersey’s clean energy goals BPU approved $511 million, 4-year Infrastructure Advancement Program (IAP) settlement PSEG’s 2021 - 2025 capital program of $15 billion - $17 billion, with 90% directed to PSE&G, expected to produce multi-year EPS growth rate of 5% - 7% from the midpoint of 2022 guidance to 2025 CFIO=Carbon-Free, Infrastructure & Other - includes the remaining business activities of our nuclear generating fleet, investments in regional offshore wind, gas operations, PSEG Long Island operating contracts and other investments including Kalaeloa, as well as parent financing costs * See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP).

Non-GAAP Operating Earnings* Note: The total of 2021E Original Guidance ranges are wider than the consolidated band to allow for variability by business, as they are often offset in consolidated results. * See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG and CFIO. $3.35 – $3.55E $3.35 – $3.55E Multi-year EPS growth rate of 5% - 7% from the midpoint of 2022 guidance to 2025 PSEG – Re-affirming Full-Year 2022 Guidance Includes PSEG Fossil’s results excluding depreciation expense which ceased when assets were moved to held for sale in August 2021

Regulatory and Policy Initiatives Update State Regulatory Proceedings In June, the BPU approved a $511 million Infrastructure Advancement Program, a four-year investment that supports both PSEG’s and New Jersey’s clean energy goals, and focuses on “last mile” reliability and job creation BPU proceedings on Offshore Wind Transmission (State Agreement Approach) PSEG submitted several proposals for both onshore (PSE&G) and offshore (Coastal Wind Link JV) solutions to integrate New Jersey’s 7,500 MW offshore wind target by 2035 BPU decision is anticipated October 2022 Investment Priorities Aligned with NJ’s Clean Energy Agenda PSEG’s 25% interest in Ørsted's 1,100 MW Ocean Wind 1 (2025E fully in service) project expands carbon-free fleet with contracted, renewable generation supporting New Jersey’s goal of 100% clean energy by 2050 BPU expected to address the balance of ~$0.2 billion of CEF filings (medium and heavy-duty Electric Vehicles and Energy Storage) in conjunction with future stakeholder proceedings on each of the initiatives Federal Energy Regulatory Commission (FERC) FERC RTO incentive ROE adder remains in place while FERC continues to assess its proposed elimination

PSEG is delivering solid results and sustainable growth Re-affirming full-year 2022 non-GAAP Operating Earnings guidance of $3.35 - $3.55 per share PSE&G expected to contribute ~90% of 2022 non-GAAP Operating Earnings PSEG’s 2021 – 2025 five-year capital spending forecast of $15B - $17B, with 90% directed to PSE&G Multi-year EPS growth rate of 5% - 7% from the midpoint of 2022 guidance to 2025 PSEG increased by $0.12 per share the 2022 indicative annual common dividend rate to $2.16* per share Completed $500M share repurchase program in May; $250M completed through open market, ASR for the remaining $250M PSE&G has the lowest residential bills among regional peers for gas; residential electric bills lower than regional peer average Planned CEO succession effective September 1: Ralph Izzo to retire effective September 1; will continue as Executive Chair of the Board through year-end 2022 Ralph LaRossa to become President and CEO of PSEG effective September 1; will assume additional responsibilities as Chair of the Board January 1, 2023 * All future decisions and declarations regarding dividends on the common stock are subject to approval by the Board of Directors.

PSEG Q2 2022 Review

PSEG – Q2 Results Net Income/(Loss) 2022 2021 Change PSE&G $ 0.61 $ 0.61 $ -- CFIO $ (0.35) $ (0.96) $ 0.61 Total PSEG $ 0.26 $ (0.35) $ 0.61 Non-GAAP Operating Earnings* 2022 2021 Change PSE&G $ 0.61 $ 0.61 $ -- CFIO $ 0.03 $ 0.09 $ (0.06) Total PSEG $ 0.64 $ 0.70 $ (0.06) Note: Approximately three million potentially dilutive shares were excluded from fully diluted average shares outstanding used to calculate the diluted GAAP loss per share for the three months ended June 30, 2021 as their impact was antidilutive to GAAP results. For non-GAAP per share calculations, we used fully diluted average shares outstanding of 507 million, including the three million potentially dilutive shares as they were dilutive to non-GAAP results. * See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG and CFIO. PSEG EPS Summary – Quarter ended June 30

$ / share PSEG EPS Reconciliation – Q2 2022 versus Q2 2021 Electric Gross Margin (0.25) ZECs 0.01 Capacity (0.14) Generation (0.06) Sale of Solar Source (0.02) Re-contracting & Market (0.04) Gas Operations (0.01) PSEG Power Costs 0.22 O&M 0.11 Depreciation & Interest 0.11 Parent Activity (0.01) Taxes & Other (0.01) Gas Margin 0.02 Electric Margin 0.02 Other Margin 0.01 Distribution O&M (0.04) Distribution Interest (0.01) Distribution Taxes & Other (0.01) Lower Share Count 0.01 Q2 2021 Net Loss Q2 2021 Operating Earnings (non-GAAP)* Q2 2022 Net Income Q2 2022 Operating Earnings (non-GAAP)* PSE&G CFIO Note: Approximately three million potentially dilutive shares were excluded from fully diluted average shares outstanding used to calculate the diluted GAAP loss per share for the three months ended June 30, 2021 as their impact was antidilutive to GAAP results. For non-GAAP per share calculations, we used fully diluted average shares outstanding of 507 million, including the three million potentially dilutive shares as they were dilutive to non-GAAP results. * See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG and CFIO. ($0.30) ($0.40)

PSEG – First Half Results Net Income/(Loss) 2022 2021 Change PSE&G $ 1.62 $ 1.55 $ 0.07 CFIO $ (1.36) $ (0.62) $ (0.74) Total PSEG $ 0.26 $ 0.93 $ (0.67) Non-GAAP Operating Earnings* 2022 2021 Change PSE&G $ 1.62 $ 1.55 $ 0.07 CFIO $ 0.35 $ 0.43 $ (0.08) Total PSEG $ 1.97 $ 1.98 $ (0.01) * See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG and CFIO. PSEG EPS Summary – Six Months ended June 30

$ / share PSEG EPS Reconciliation – First Half 2022 versus First Half 2021 Electric Gross Margin (0.53) ZECs 0.01 Capacity (0.27) Generation (0.15) Sale of Solar Source (0.04) Re-contracting & Market (0.08) Gas Operations 0.04 PSEG Power Costs 0.44 O&M 0.22 Depreciation & Interest 0.22 Parent Activity (0.02) Taxes & Other (0.01) Transmission (0.03) Gas Margin 0.10 Electric Margin 0.04 Other Margin 0.03 Distribution O&M (0.06) Distribution Depreciation & Interest (0.02) Distribution Non-Operating Pension/OPEB 0.01 Distribution Taxes & Other (0.02) Lower Share Count 0.02 YTD 2021 Net Income YTD 2021 Operating Earnings (non-GAAP)* YTD 2022 Net Income YTD 2022 Operating Earnings (non-GAAP)* PSE&G CFIO *See Slides A and B for Items excluded from Net Income/(Loss) to reconcile to Operating Earnings (non-GAAP) for PSEG and CFIO. Note: Quarterly results may not add due to rounding.

Typical residential combined electric and gas bill relative to median income has declined from 4.5% to 2.6% since 2009 Recent changes to low-income support programs (LIHEAP, USF and Lifeline) have further increased income thresholds for eligibility Affordability of the combined bill has improved by over 40% since 2009 for median income and low-income customers Based on a typical residential electric customer using 740 kilowatt-hours per summer month and 6,920 kilowatt-hours on an annual basis using rates as of June 1 for each year and a typical residential gas heating customer using 172 therms per winter month and 1,040 therms on an annual basis using rates as of January 1 of each year. Notes: NJ Median income source https://fred.stlouisfed.org/series/MEHOINUSNJA646N. 2021 and 2022 are not available, therefore assume 2% annual increase per year over 2020. Income level of USF, the lowest threshold of the three low-income programs, is 175% of the Federal Poverty Line. Assumes the customer also qualifies for LIHEAP and Lifeline.

Settlement of Infrastructure Advancement Program:
4-year investment program supporting both PSEG's and NJ's clean energy goals focused on last mile reliability and job creation

Investment	Settlement	Filing	Components
Electric Distribution	$424M	$708M	Reliability focused Last Mile outside plant investments and substation modernization
Gas Distribution	$87M	$140M	Investment in modernization of Metering and Regulating stations
Program Total	**$511M**	**$848M**	

- On June 29, BPU approved the settlement of PSE&G's IAP filing
- Investment program runs July 2022 through June 2026
- Settlement includes ~$350M clause recovery and ~$160M stipulated base

PSEG

14

PSE&G’s planned investments align with NJ’s clean energy goals Includes AFUDC. CEF-EC/AMI is included in Electric LDC. Note: Reflects IAP settlement. Hashed portion of the chart represents unapproved programs including ES extension, CEF-ES, Vehicle Innovation and Electrification and assumes a higher level of investment for the GSMP and CEF-EE program extensions. The current program run rates for GSMP and CEF-EE are expected to continue and are included in the low end of the range. ($ Millions) Unapproved Programs Note: Solid portions represent low end, including extension of GSMP and CEF-EE at current run rates; Shaded portions represent high end. Category % sum of solid and shaded portions. PSEG’s Capital Spending Program Aligns with PSEG’s Net-Zero 2030 Goal Over 90% directed to PSE&G

Expanded investment program firms 6% - 7.5%
compound annual rate base growth from YE 2021 through 2025


PSE&G Year-End Rate Base
($ Millions)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
2021
2022E
2023E
2024E
2025E
Unapproved Programs
Transmission
Electric Distribution
Gas Distribution
Clean Energy

PSEG

Chart excludes CWIP. Year-end 2021 CWIP balance was ~$1.2B.
Note: Reflects IAP settlement. Hashed portion of the chart represents unapproved programs including ES extension, CEF-ES, Vehicle Innovation and Electrification and assumes a higher level of investment for the GSMP and CEF-EE program extensions. The current program run rates for GSMP and CEF-EE are expected to continue and are included in the low end of the range.

16

PSE&G – Q2 Highlights Operations PSE&G awarded EEI’s 2022 Edison Award, the electric utility industry's highest honor For the trailing 12 months ended June 30, the number of residential electric and gas customers each grew by ~1% For the trailing 12 months ended June 30, weather-normalized electric and gas sales reflected lower Residential (both ~3%) and higher C&I sales (~2% and ~3%, respectively) Achieved top quartile results for all four J.D. Power customer satisfaction surveys released year-to-date 2022 (Second Quarter 2022 Residential Electric and Gas and Wave 1 Business Electric and Gas) J.D. Power Residential customer surveys are released quarterly; J.D. Power Business customer surveys are released twice per calendar year in waves Regulatory and Market Environment Conservation Incentive Program minimizes variations on electric and gas revenues from the rollout of our energy efficiency programs and other impacts such as weather Next Distribution Base Rate Case to be filed by year-end 2023 Financial PSE&G invested ~$1.4 billion in the first half of the year, on track to invest $2.9 billion in 2022 in infrastructure upgrades to T&D facilities and continued rollout of CEF investments in EE, EC/AMI (smart meters) and EV charging PSE&G Net Income per share was flat to Q2 2021 PSE&G 2022 Net Income guidance re-affirmed at $1,510 million - $1,560 million

APPENDIX

Pension is measured annually, at year-end, in determining pension impact for the following year PSEG does not “smooth” the year-end asset value, instead, we will apply our EROA assumption (7.2% for 2022) to the Fair Value of Plan Assets at year-end in determining pension impact for the following year PSEG’s long-standing methodology is deemed to be preferable by accounting standards PSEG also calculates the difference between the Expected and Actual Rate of Return on Plan Assets, which contributes to determining Net Actuarial Gain/Loss If the current year amount, in conjunction with existing Net Actuarial Gain/Loss, exceeds 10% of the greater of our Benefit Obligation or the Fair Value of Plan Assets (corridor), we amortize that over ~16 years As of 12/31/2021, PSEG had funded ~95% of its pension Benefit Obligation; Based on IRS minimum funding requirements, no cash contributions are anticipated for the next few years ($ Millions) 2021 2020 Discount Rate 2.94% 2.61% Expected Rate of Return on Plan Assets (EROA) 7.7% 7.7% Fair Value of Plan Assets at Beginning of Year $6,368 $5,929 Actual Return on Plan Assets $886 $761 Fair Value of Plan Assets at Year-End $6,906 $6,368 Benefit Obligation at Year-End $7,240 $7,507 Funded Status at Year-End 95% 85% Net Actuarial Loss at Year-End $1,643 $2,354 Source: PSEG 2021 10-K, pages 59, 117-120 Actively pursuing initiatives to mitigate potential pension headwinds caused by financial market conditions at year-end 2022

PSEG maintains a solid financial position PSEG PSEG Senior Unsecured Credit Ratings Moody’s = Baa2 / Outlook = Stable S&P = BBB / Outlook = Stable PSEG 364-Day Term Loan Outstanding as of 6/30/2022 (1) $3.3B PSEG Long-term Debt Outstanding as of 6/30/2022 $4.1B PSEG Consolidated Debt to Capitalization as of 6/30/2022 61% PSEG 2022 Financing Activity 364-Day Term Loan due March 2022 ($0.5B) Early Repayment of 364-Day Term Loan due May 2022 ($0.8B) 364-Day Term Loan due April 2023 $1.5B 364-Day Term Loan due May 2023 $0.5B Early Repayment of 364-Day Term Loan due August 2022 ($1.3B) (1) 364-Day term loan is included in Short-Term Debt as Commercial Paper & Loans. Note: Total Long-Term Debt Outstanding amounts may not add to PSEG Consolidated Total Long-Term Debt Outstanding due to rounding. Amounts on slide are rounded up to one decimal place. Public Service Electric & Gas PSE&G Senior Secured Credit Ratings Moody’s = A1 / Outlook = Stable S&P = A / Outlook = Stable PSE&G Long-term Debt Outstanding as of 6/30/2022 $12.3B PSE&G 2022 Financing Activity 3.10% Secured Medium-Term Notes (Green Bond) due March 2032 $0.5B PSEG had approximately $3.4B of available liquidity plus cash and short-term investments of $2.2B (inclusive of ~$950M at PSE&G) at 6/30/2022 PSEG Power had net cash collateral postings of $2.1B at 6/30/2022 (net cash collateral postings were $2.5B at the end of July) primarily related to out-of-the-money hedge positions resulting from higher energy prices during the first half of 2022 PSEG Liquidity and Net Cash Collateral Postings PSEG Power Issuer Credit Ratings Moody’s = Baa2 / Outlook = Stable S&P = BBB / Outlook = Stable PSEG Power Long-term Debt Outstanding as of 6/30/2022 $1.3B PSEG Power 2022 Financing Activity Term Loan due March 2025 $1.3B Variable Rate Debt PSEG has short-term loans of $1.5B maturing in April 2023 and $0.5B maturing May 2023 plus commercial paper outstanding; in July 2022, $1.3B short-term loan due August 2022 was repaid PSEG Power has a $1.3B term loan maturing in March 2025

PSEG Liquidity as of June 30, 2022 Company Facility Expiration Date Total Facility Usage Available Liquidity ($ millions) PSE&G Revolving Credit Facility March 2027 $1,000 $18 $982 PSEG Money Pool PSEG/PSEG Power Revolving Credit Facility (PSEG) March 2027 $1,500 $65 $1,435 Revolving Credit Facility (PSEG Power) March 2027 1,250 306 944 Letter of Credit Facility (PSEG Power) April 2024 100 75 25 Letter of Credit Facility (PSEG Power) April 2025 100 100 -- Letter of Credit Facility (PSEG Power) September 2023 100 99 1 $3,050 $645 $2,405 Total Facilities $4,050 $663 $3,387 PSEG Money Pool Cash and Short-term Investments $1,254 PSE&G Cash and Short-term Investments $953 Total Liquidity Available $5,594 Total Money Pool Liquidity Available $3,659 (A,B) (A) Master Facility of $2.75B with a PSEG sublimit of $1.5B and PSEG Power sublimit of $1.25B, which can be adjusted subject to terms within the credit agreement. The PSEG sublimit includes a sustainability linked pricing based mechanism with potential increases or decreases, which are not expected to be material, depending on performance relative to targeted methane emission reductions.

Q2 & First Half 2022 Generation Measures & Hedge Update

Nuclear Generation Measures	Quarter ended June 30		Six Months ended June 30	
	2022	2021	2022	2021
Capacity Factor	89.3%	85.7%	95.1%	92.1%
Fuel Cost ($ millions)	$44	$45	$93	$94
Generation (GWh)	7,518	7,249	15,962	15,494
Fuel Cost ($/MWh)	$5.85	$6.21	$5.83	$6.07

2021 Nuclear Refueling Completed: Spring – HC | Fall – S2, PB3
2022 Nuclear Refueling Schedule: Spring – S1 | Fall – HC, PB2

Carbon-Free Contracted Energy Sales*	Jul – Dec 2022E	2023E	2024E
Fuel	Nuclear	Nuclear	Nuclear
Volume TWh	14 - 16	30 - 32	29 - 31
% Hedged	95-100%	95-100%	55-60%
Price $/MWh	$28	$31	$32

* Numbers reflect management's view of hedge percentages and prices as of June 30, 2022. Prices for 2022 and 2023 reflect revenues of full requirement load deals based on contract price including renewable energy credits and ancillary, but excluding capacity and transmission components. Prices for 2024 reflect energy revenues only. Hedge includes positions with MTM accounting treatment and options.

Other 2022 Financial Considerations

- **Capacity Revenue** for 2022: ~$150 million

Delivery Year	PSEG's Average Prices ($/MW-Day)	PSEG's Cleared Capacity (MW)
2021/2022	$142	3,700
2022/2023	$97	3,300
2023/2024	$49	3,700

- New Jersey **Zero Emissions Certificates** ~$200 million/year through May 2025
- Q2 2022 **Generation Gross Margin** $26.20/MWh, First Half 2022 **Generation Gross Margin** $28.58/MWh
- Planned **Nuclear capital spending** (excluding fuel) is < $150 million for 2022

PSEG

Note: Generation indicates period net generation; Delivery Year runs from June 1 to May 31 of the next calendar year; Average Prices and Cleared Capacity reflect base and incremental auctions.

22

PSEG Sustainability and ESG Summary

PSEG Leadership

- Joined the U.N.-backed Race to Zero and Business Ambition for 1.5°C campaigns
- PSE&G's Clean Energy Future programs approved to invest $2B to decarbonize the NJ economy via Energy Efficiency, EV infrastructure, and AMI
- Accelerated PSEG's climate vision for Net Zero GHG emissions to 2030 (from 2050) for scopes 1 & 2
- PSEG will set and validate GHG emission targets for scopes 1, 2 and 3 using science-based targets by September 2023
- PSEG generating fleet is a Top 10 U.S. producer of carbon-free energy and is coal-free
- PSEG owns 25% of Ocean Wind 1, NJ's first Offshore Wind farm and has submitted proposed solutions into NJ's OSW transmission RFP
- ~$1B of regulated solar investments
- PSEG 2021 Sustainability and Climate Report
- PSEG Diversity, Equity & Inclusion Report
- PSEG ESG Performance Report
- PSEG ESG Disclosures

Policies & Goals

- PSEG is a vocal advocate for an economy-wide price on carbon and preserving our existing carbon-free nuclear generating fleet
- Committed to rigorous oversight of political contributions and transparency in disclosure
- Diversity, Equity & Inclusion Commitment
- Human Rights Policy
- LGBTQ+ Inclusion Pledge
- PSEG's long-term ESG goals and business strategy are aligned with many of the U.N.'s SDGs as indicated by the colored boxes below


SUSTAINABLE DEVELOPMENT GOALS
1 NO POVERTY
2 ZERO HUNGER
3 GOOD HEALTH AND WELL-BEING
4 QUALITY EDUCATION
5 GENDER EQUALITY
6 CLEAN WATER AND SANITATION
7 AFFORDABLE AND CLEAN ENERGY
8 DECENT WORK AND ECONOMIC GROWTH
9 INDUSTRY, INNOVATION AND INFRASTRUCTURE
10 REDUCED INEQUALITIES
11 SUSTAINABLE CITIES AND COMMUNITIES
12 RESPONSIBLE CONSUMPTION AND PRODUCTION
13 CLIMATE ACTION
14 LIFE BELOW WATER
15 LIFE ON LAND
16 PEACE, JUSTICE AND STRONG INSTITUTIONS
17 PARTNERSHIPS FOR THE GOALS
SUSTAINABLE DEVELOPMENT GOALS

Recognition & Memberships

- PSE&G named the 2022 EEI Edison Award recipient, the electric utility industry's highest honor
- Named to Dow Jones Sustainability Index – North America 14 years in a row
- Highest ranked Utility on Newsweek's America's Most Responsible Companies 2022
- PSE&G named as a 2022 ENERGY STAR® Partner of the Year - Energy Efficiency Program Delivery
- PSEG Long Island named as a 2022 ENERGY STAR® Partner of the Year - Sustained Excellence Award

Scope 1 are direct emissions from power generation, vehicle fleets and methane, SF_6 (Sulfur Hexafluoride) and refrigerant leaks; Scope 2 are indirect emissions from operations from purchased energy of electric and gas and line losses; Scope 3 are indirect emissions from our value chain.

PSEG 23

FERCFederal Energy Regulatory Commission GSMPGas System Modernization Program HCHope Creek IAPInfrastructure Advancement Program LDCLocal Distribution Company LIHEAPLow Income Home Energy Assistance Program OSW Offshore Wind PBPeach Bottom RFPRequest for Proposal ROEReturn on Equity RTORegional Transmission Organization SSalem T&DTransmission and Distribution U. N. United Nations USFUniversal Service Fund ZECZero Emission Certificates PSEG Investor Relations 80 Park Plaza Newark NJ 07102 PSEG-IR-GeneralInquiry@pseg.com investor.pseg.com AFUDCAllowance for Funds Used During Construction AMIAutomated Metering Infrastructure ASRAccelerated Share Repurchase BPUNew Jersey Board of Public Utilities C&ICommercial and Industrial CEF Clean Energy Future CEF-EEEnergy Efficiency CEF-EVElectric Vehicle CEF-ECEnergy Cloud CEF-ESEnergy Storage CFIOCarbon-Free, Infrastructure & Other CWIPConstruction Work in Progress EEstimate EEIEdison Electric Institute EPSEarnings Per Share ESEnergy Strong ESG Environmental, Social and Governance 24

Reconciliation of Non-GAAP Operating Earnings Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income/(Loss). Includes the financial impact from positions with forward delivery months. Amount for the six months ended June 30, 2022 includes the results for fossil generation sold in February 2022. Full year 2021 amounts include a pre-tax loss of $298 million for the make-whole premium paid upon the early redemption of PSEG Power's debt and other non-cash debt extinguishment costs. Income tax effect calculated at the statutory rate except for qualified NDT related activity, which records an additional 20% trust tax on income (loss) from qualified NDT Funds, and the additional investment tax credit (ITC) recapture related to the sale of PSEG Solar Source in 2021 and leveraged lease related activity, which is calculated at a combined leveraged lease effective tax rate. Approximately three million potentially dilutive shares were excluded from fully diluted average shares outstanding used to calculate the diluted GAAP loss per share for the three months ended June 30, 2021 and for the year ended December 31, 2021 as their impact was antidilutive to GAAP results. For non-GAAP per share calculations, we used fully diluted average shares outstanding of 507 million, including the three million potentially dilutive shares as they were dilutive to non-GAAP results. As a result of the use of different denominators for non-GAAP Operating Earnings and GAAP Net Loss, a reconciling line item, “Share Differential,” has been added to the year ended December 31, 2021 results to reconcile the two Earnings/(Loss) per share calculations. A

Reconciliation of Non-GAAP Operating Earnings B Includes the financial impact from positions with forward delivery months. Amount for the six months ended June 30, 2022 includes the results for fossil generation sold in February 2022. Full year 2021 amounts include a pre-tax loss of $298 million for the make-whole premium paid upon the early redemption of PSEG Power's debt and other non-cash debt extinguishment costs. Income tax effect calculated at the statutory rate except for qualified NDT related activity, which records an additional 20% trust tax on income (loss) from qualified NDT Funds, and the additional ITC recapture related to the sale of PSEG Solar Source in 2021 and leveraged lease related activity, which is calculated at a combined leveraged lease effective tax rate. Approximately three million potentially dilutive shares were excluded from fully diluted average shares outstanding used to calculate the diluted GAAP loss per share for the three months ended June 30, 2021 and for the year ended December 31, 2021 as their impact was antidilutive to GAAP results. For non-GAAP per share calculations, we used fully diluted average shares outstanding of 507 million, including the three million potentially dilutive shares as they were dilutive to non-GAAP results. Please see Slide 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income/(Loss).